EXHIBIT 10.1

AMENDMENT NO. 6 TO
THIRD AMENDED AND RESTATED
LOAN FUNDING AND SERVICING AGREEMENT
(ACS Funding Trust I)

THIS AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of September 8, 2008 (this "Amendment"), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the "Borrower"), AMERICAN CAPITAL, LTD. (f/k/a American Capital Strategies, Ltd.), as the servicer (in such capacity, the "Servicer"), VARIABLE FUNDING CAPITAL COMPANY LLC, as a conduit lender (in such capacity, a "Conduit Lender"), WACHOVIA CAPITAL MARKETS, LLC, as the deal agent (in such capacity, the "Deal Agent") and a lender agent (in such capacity, a "Lender Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION, as the swingline lender (in such capacity, the "Swingline Lender") and as an institutional lender (in such capacity, an "Institutional Lender"), JS SILOED TRUST, as a conduit lender (in such capacity, a "Conduit Lender"), JPMORGAN CHASE BANK, N.A., as an institutional lender (in such capacity, an "Institutional Lender") and as a lender agent (in such capacity, a "Lender Agent"), CITIGROUP GLOBAL MARKETS REALTY CORP., as an institutional lender (in such capacity, an "Institutional Lender"), CITIBANK N.A., LONDON BRANCH, as an institutional lender (in such capacity, an "Institutional Lender"), BRYANT PARK FUNDING LLC, as a conduit lender (in such capacity, a "Conduit Lender"), HSBC SECURITIES (USA) INC., as a lender agent (in such capacity, a "Lender Agent"), HSBC BANK USA, NATIONAL ASSOCIATION, as an institutional lender (in such capacity, an "Institutional Lender"), ALPINE SECURITIZATION CORP., as a conduit lender (in such capacity, a "Conduit Lender"), CREDIT SUISSE, NEW YORK BRANCH, as an institutional lender (in such capacity, an "Institutional Lender") and as a lender agent (in such capacity, a "Lender Agent"), WACHOVIA BANK, N. A., LONDON BRANCH, as the alternative currency swingline lender (in such capacity, the "Alternative Currency Swingline Lender"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the backup servicer (in such capacity, the "Backup Servicer") and as the collateral custodian (in such capacity, the "Collateral Custodian"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below)

R E C I T A L S

WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Loan Funding and Servicing Agreement, dated as of September 23, 2005 (as amended by Amendment No.1, dated as of November 30, 2005, Amendment No. 2, dated as of August 7, 2006, Amendment No. 3, dated as of October 5, 2006, Amendment No. 4, dated as of August 24, 2007, and Amendment No. 5, dated as of October 4, 2007, the "Agreement");

WHEREAS, the parties hereto desire to acknowledge that WACHOVIA BANK, N.A., LONDON BRANCH, as the alternative currency swingline lender (in such capacity, the "Alternative Currency Swingline Lender") is a non-renewing Lender under this Agreement, and hereby release WACHOVIA BANK, N.A., LONDON BRANCH from its obligations as the Alternative Currency Swingline Lender;

WHEREAS, the parties hereto desire to acknowledge that JS SILOED TRUST, as a conduit lender (in such capacity, a "Conduit Lender"), and JPMORGAN CHASE BANK, N.A., as an institutional lender (in such capacity, an "Institutional Lender") and as a lender agent (in such capacity, a "Lender Agent"), are non-renewing Lenders under this Agreement, and hereby release JS SILOED TRUST from its obligations as a Conduit Lender and JPMORGAN CHASE BANK, N.A. from its obligations as an Institutional Lender and as a Lender Agent;

WHEREAS, the parties hereto desire to acknowledge that BRYANT PARK FUNDING LLC, as a conduit lender (in such capacity, a "Conduit Lender"), HSBC SECURITIES (USA) INC., and as a lender agent (in such capacity, a "Lender Agent") and HSBC BANK USA, NATIONAL ASSOCIATION, as an institutional lender (in such capacity, an "Institutional Lender"), are non-renewing Lenders under this Agreement, and hereby release BRYANT PARK FUNDING LLC from its obligations as a Conduit Lender, HSBC SECURITIES (USA) INC. from its obligations as a Lender Agent and HSBC BANK USA, NATIONAL ASSOCIATION from its obligations as an Institutional Lender;

WHEREAS, the parties hereto desire to acknowledge that ALPINE SECURITIZATION CORP., as a conduit lender (in such capacity, a "Conduit Lender"), and CREDIT SUISSE, NEW YORK BRANCH, as an institutional lender (in such capacity, an "Institutional Lender") and as a lender agent (in such capacity, a "Lender Agent"), are non-renewing Lenders under this Agreement, and hereby release ALPINE SECURITIZATION CORP. from its obligations as a Conduit Lender and CREDIT SUISSE, NEW YORK BRANCH from its obligations as an Institutional Lender and as a Lender Agent;

WHEREAS, the parties hereto desire to acknowledge that CITIGROUP GLOBAL MARKETS REALTY CORP., as an institutional lender (in such capacity, an "Institutional Lender") and CITIBANK N.A., LONDON BRANCH, as an institutional lender (in such capacity, an "Institutional Lender"), are non-renewing Lenders under this Agreement, and hereby release CITIGROUP GLOBAL MARKETS REALTY CORP. and CITIBANK N.A., LONDON BRANCH from their obligations as Institutional Lenders;

WHEREAS, the parties hereto desire to acknowledge that CHARTA LLC became a party to the Agreement as a conduit lender (in such capacity, a "Conduit Lender"), CITICORP NORTH AMERICA, INC. became a party to the Agreement as a lender agent (in such capacity, a "Lender Agent") and CITIBANK, N.A. became a party to the Agreement as an institutional lender (in such capacity, an "Institutional Lender"), and that CHARTA, LLC hereby assumes its obligations as a Conduit Lender, CITICORP NORTH AMERICA, INC. hereby assumes its obligations as a Lender Agent and CITIBANK, N.A. hereby assumes its obligations as an Institutional Lender;

WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as provided herein, pursuant to and in accordance with Section 12.1(a) of the Agreement; and

WHEREAS, the parties hereto have attached as Exhibit A a conformed copy of the Third Amended and Restated Loan Funding and Servicing Agreement that incorporates Amendment No. 1, dated as of November 30, 2005, Amendment No. 2, dated as of August 7, 2006, Amendment No. 3, dated as of October 5, 2006, Amendment No. 4, dated as of August 24, 2007, Amendment No. 5, dated as of October 4, 2007, and this Amendment.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

The Loan Funding and Servicing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Funding and Servicing Agreement attached as Exhibit A hereto.

Section 2. JS SILOED TRUST COMMITMENT TERMINATION.

Each of the parties hereto hereby acknowledge and agree that, from and after the date hereof, JS Siloed Trust, Jupiter Securitization Company, LLC (or any successor thereto including any assignee or Conduit Assignee thereof pursuant to the terms of the Agreement) in its capacity as the JS Siloed Trust Conduit Lender and JPMorgan Chase Bank, N.A. shall no longer be a Conduit Lender, Lender Agent or Institutional Lender, as applicable, under the Agreement and shall have no further obligations under the Agreement; provided, however, that each of the parties hereto hereby acknowledge and agree that any provision in the Agreement or any other Transaction Document that by its terms is expressly stated to survive the removal or termination of a Conduit Lender, Lender Agent or Institutional Lender shall so survive the removal and termination of JS Siloed Trust, Jupiter Securitization Company, LLC (or any successor thereto) and JPMorgan Chase Bank, N.A. as a Conduit Lender, Lender Agent or Institutional Lender, as applicable. Each of JS Siloed Trust, Jupiter Securitization Company, LLC (or any successor thereto) and JPMorgan Chase Bank, N.A. hereby acknowledges receipt of all amounts owed to it under the Agreement or any other Transaction Document.

Section 3. BRYANT PARK COMMITMENT TERMINATION.

Each of the parties hereto hereby acknowledge and agree that, from and after the date hereof, Bryant Park Funding LLC, HSBC Securities (USA) Inc. and HSBC Bank USA, National Association shall no longer be a Conduit Lender, Lender Agent or Institutional Lender, as applicable, under the Agreement and shall have no further obligations under the Agreement; provided, however, that each of the parties hereto hereby acknowledge and agree that any provision in the Agreement or any other Transaction Document that by its terms is expressly stated to survive the removal or termination of a Conduit Lender, Lender Agent or Institutional Lender shall so survive the removal and termination of Bryant Park Funding LLC, HSBC Securities (USA) Inc. and HSBC Bank USA, National Association as a Conduit Lender, Lender Agent or Institutional Lender, as applicable. Each of Bryant Park Funding LLC, HSBC Securities (USA) Inc. and HSBC Bank USA, National Association hereby acknowledges receipt of all amounts owed to it under the Agreement or any other Transaction Document.

Section 4. ALPINE COMMITMENT TERMINATION.

Each of the parties hereto hereby acknowledge and agree that, from and after the date hereof, Alpine Securitization Corp. and Credit Suisse, New York Branch shall no longer be a Conduit Lender, Lender Agent or Institutional Lender, as applicable, under the Agreement and shall have no further obligations under the Agreement; provided, however, that each of the parties hereto hereby acknowledge and agree that any provision in the Agreement or any other Transaction Document that by its terms is expressly stated to survive the removal or termination of a Conduit Lender, Lender Agent or Institutional Lender shall so survive the removal and termination of Alpine Securitization Corp. and Credit Suisse, New York Branch as a Conduit Lender, Lender Agent or Institutional Lender, as applicable. Each of Alpine Securitization Corp. and Credit Suisse, New York Branch hereby acknowledges receipt of all amounts owed to it under the Agreement or any other Transaction Document.

SECTION 5. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, and corresponding references thereto or therein such as "Loan Funding and Servicing Agreement," "hereof," "herein," or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 6. REPRESENTATIONS.

Each of the Originator, the Servicer and the Borrower, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (i) its charter, by-laws, or other organizational documents, or (ii) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

(f) there is no default under the Agreement that has occurred or is continuing that could reasonably be expected to have a material adverse effect on the Lenders; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 7. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon (i) payment of the outstanding fees and disbursements of the Lenders; (ii) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Deal Agent and the Lenders; (iii) payment of the Facility Fee, the Program Fee and the Renewal Fee (each as defined in the Fee Letter) to the Deal Agent; and (iv) delivery of executed signature pages by all parties hereto to the Deal Agent.

Section 8. ACKNOWLEDGEMENT.

The Borrower acknowledges that it shall be obligated to pay, on the date first above written, to any non-renewing Lender the principal sum due to such non-renewing Lender under such non-renewing Lender's Structured Notes or, if less, the unpaid principal amount of the Advances made by such non-renewing Lender to the Borrower pursuant to the Agreement. The Borrower also acknowledges that it shall be obligated to pay, on the Sixth Amendment Effective Date, to any non-renewing Lender all accrued and unpaid Interest, as well as any accrued and unpaid Program Fee and any accrued and unpaid Facility Fee, that is due as of the date first above written. The Borrower also acknowledges that it shall be obligated to pay any incremental carrying costs that any non-renewing Lender incurs from the date first above written through the Sixth Amendment Effective Date.

SECTION 9. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment and the Agreement represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN FUNDING AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN FUNDING AND SERVICING AGREEMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST I, as Borrower By: /s/ Malon Wilkus Name: Malon Wilkus Title: Beneficiary Trustee

AMERICAN CAPITAL, LTD., as Servicer By: /s/ Samuel A. Flax Name: Samuel A. Flax Title: Executive Vice President and General Counsel

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Lender By: Wachovia Capital Markets, LLC, as attorney-in-fact By: /s/ Douglas R. Wilson, Sr. Name: Douglas R. Wilson, Sr. Title: Director

WACHOVIA CAPITAL MARKETS, LLC, as the Deal Agent and as a Lender Agent By: /s/ Raj Shah Name: Raj Shah Title: Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Swingline Lender and as an Institutional Lender By: /s/ Mike Romanzo Name: Mike Romanzo Title: Director

JS SILOED TRUST, as a Conduit Lender By: JPMorgan Chase Bank, N.A., as Administrative Trustee By: /s/ Corina Mills Name: Corina Mills Title: Vice President

JPMORGAN CHASE BANK, N.A., as an Institutional Lender and as a Lender Agent By: /s/ Richard J. Poworoznek Name: Richard J. Poworoznek Title: Executive Director

CITIGROUP GLOBAL MARKETS REALTY CORP., as an Institutional Lender By: /s/ Gerald Keefe Name: Gerald Keefe Title: Authorized Signatory

CITIBANK N.A., LONDON BRANCH, as an Institutional Lender By: /s/ Ruiynton Dinshaw Name: Ruiynton Dinshaw Title: Authorized Signatory
CHARTA, LLC, as a Conduit Lender By: Citicorp North America, Inc., as Attorney-in-Fact By: /s/ Gerald Keefe Name: Gerald Keefe Title: Authorized Signatory

CITICORP NORTH AMERICA, INC., as a Lender Agent By: /s/ Gerald Keefe Name: Gerald Keefe Title: Authorized Signatory

CITIBANK, N.A., as an Institutional Lender By: /s/ Gerald Keefe Name: Gerald Keefe Title: Authorized Signatory
BRYANT PARK FUNDING LLC, as a Conduit Lender By: /s/ David V. DeAngelis Name: David V. DeAngelis Title: Vice President

HSBC SECURITIES (USA) INC., as a Lender Agent By: /s/ Laurie Lawler Name: Laurie Lawler Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as an Institutional Lender By: /s/ Robert V. Masi Name: Robert V. Masi Title: Senior Vice President

ALPINE SECURITIZATION CORP., as a Conduit Lender

By: Credit Suisse, New York Branch as Attorney-in-Fact

By: /s/ Josh Borg
Name: Josh Borg
Title: Director

By: /s/ Mark Golombeck
Name: Mark Golombeck
Title: Director

CREDIT SUISSE, NEW YORK BRANCH, as an Institutional Lender and as a Lender Agent By: /s/ Josh Borg Name: Josh Borg Title: Director By: /s/ Mark Golombeck Name: Mark Golombeck Title: Director
THREE PILLARS FUNDING LLC, as a Conduit Lender By: /s/ Doris J. Heam Name: Doris J. Heam Title: Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as a Lender Agent By: /s/ Joeseph R. Franke Name: Joeseph R. Franke Title: Director

SUNTRUST BANK, as an Institutional Lender By: /s/ Robert S. Ashcom Name: Robert S. Ashcom Title: Director
WACHOVIA BANK, N.A., LONDON BRANCH, as the Alternative Currency Swingline Lender By: /s/ Mike Romanzo Name: Mike Romanzo Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer and as the Collateral Custodian By: /s/ Jennifer C. Davis Name: Jennifer C. Davis Title: Vice President

Exhibit A

CONFORMED COPY OF THE THIRD AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT